Fees Summary	Apr. 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 399,636,000
Previously Paid Amount	0
Total Fee Amount	55,189.73
Total Offset Amount	0
Net Fee	$ 55,189.73